SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2000

GOLDEN PHOENIX MINERALS, INC.

                      Minnesota                                            0-22905                                    41-1878178

        (State or other jurisdiction                            (Commission File                               (IRS Employer

               of incorporation)                                        Number)                                      Identification No.)

3595 Airway Dr., Suite 405 Reno, Nevada 89511

(Address of Principal Executive Offices) Zip Code

Registrant’s telephone number, including area code: (775) 853-4919

Item 2: Acquisition or Disposition of Assets

On November 7, 2000 the Company completed the purchase of the Mineral Ridge Gold Mine (Mine). The Mine was purchased from the bankruptcy trustee for the Chapter 11 bankrupt estate of Mineral Ridge Resources, Inc. The purchase price was $225,000 in cash plus the assumption of $382,399.94 in debt to the local public utility that provides electricity to the mine. The source of funds for the cash payment was a short-term loan from Newmex Minerals, Inc. (Newmex). The loan will be converted to the Company’s restricted common stock once final signatures are received on an agreement for $1.26 million in equity financing with Newmex. In addition, the Company received a $400,000 bridge loan from Newmex in order to provide a cash bond to secure the $382,399.94 debt to the power company. The Company intends to arrange a replacement bond and repay Newmex within three months.

The Mine was put into Chapter 11 bankruptcy on December 10, 1999 and has been on maintenance status since that time. The Company has acquired 54 patented and 141 unpatented mining claims, 2,685 acres of land, various operating and water permits, the crusher and ADR plants, the electric power transmission system to the mine, and support equipment. The bankruptcy trustee previously sold the mobile mining equipment utilized at the mine. The Company plans to engage a contract-mining firm to perform mining operations and ore processing and recovery will be handled by the Company. The Company will need to increase the reclamation bond with the Nevada Division of Environmental Protection (NDEP) from $900,000 to an estimated $2.5 million, and file a revised mine plan with NDEP in order to obtain approval to transfer the operating permit before mining operations can be resumed. In the interim, the Company is allowed to maintain the present status of the property and to perform reclamation activities. Such activities are expected to result in a small amount of gold recovery. The total mineable gold reserve is 217,644 ounces.

Item 7. Financial Statements and Exhibits

(a) The purchase of the above described assets constituted a purchase of assets and not the purchase of a business. Consequently, audited financial statements are not required.

(b) Following are historical and pro forma financial statements showing a Condensed Balance Sheet as of September 30, 2000, and Condensed Statements of Operations for the nine months ended September 30, 2000, and the year ended December 31, 1999. The historical financial statements are taken from Form 10-QSB for the nine months ended September 30, 2000 and Form 10-KSB for the year ended December 31, 1999. The pro forma adjustments and pro forma balance sheet reflect the effects on the historical balance sheet of purchasing the mining equipment and claims described in Item 2 above. The pro forma assumes that the equipment and claims were purchased on September 30, 2000, and that the cash borrowed for the purchase was received on September 30, 2000.

For the pro forma Condensed Statements of Operations, it is assumed that the mining equipment and claims were acquired on January 1, 1999, that the related $400,000 bond was acquired on January 1, 1999, that the related $800,000 cash from notes payable was received January 1, 1999, and that the mining operation was not begun before September 30, 2000.

Consequently only costs associated with maintaining the mining equipment and claims are reflected in the pro forma Condensed Statements of Operations. Only the known operating costs, including payroll, interest, taxes, insurance, claim fees, utilities and telephone are included in the pro forma expenses. No revenue anticipated from the mining operation has been included.

These pro forma financial statements should be read in conjunction with the Form 10-QSB for the nine months ended September 30, 2000, and the Form 10-KSB for the year ended December 31, 1999, which are the sources of the historical financial statement data used in preparation of the pro forma amounts. The pro forma information is not necessarily indicative of that which would have been attained had the transaction actually occurred at the earlier date.

Golden Phoenix Minerals, Inc.

<A Development Stage Company>

Pro Forma Condensed Balance Sheet

September 30,2000

Assets	Historical Balance Sheet	Pro Forma Adjustments	Pro Forma Balance Sheet
Current Assets
Cash (1)	$ 43,540	$ 158,500	$ 202,040
Prepaid Expenses	20,136		20,136
Employee Advances	22,750		22,750
Stock Subscription Receivable	6,000		6,000
Note Receivable	500		500
Total Current Assets	92,926	158,500	251,426
Options	25,000		25,000
Utility Bond (1)		400,000	400,000
Joint Venture	1,050,000		1,050,000
Mining Properties & Clams (1)	212,291	67,619	279,910
Property & Equipment, Net of Accumulated Depreciation of $41,569 (1)	35,062	623,224	658,286
Organization Cost, Net of Accumulated Amortization of $751	404		404
Deferred Exploration Cost	344,070		344,070
	1,666,827	1,090,843	2,757,670
	$ 1,759,753	$ 1,249,343	$ 3,009,096
Liabilities and Stockholders’ Equity
Liabilities
Current Liabilities
Accounts Payable (1)	$ 174,735	$ 66,943	$ 241,678
Accounts Liabilities	144,498		144,498
Current Portion of Capital Lease Obligation	3,683		3,683
Contract Payable Utility Company (1)		382,400	382,400
Notes Payable (1)		800,000	800,000
Amounts Due Shareholders	422,100		422,100
Accrued Interest Shareholder Loans	40,559		40,559
Total Current Liabilities	785,575	1,249,343	2,034,918
Long-term Liabilities
Capital Lease Obligations	5,479		5,479
Convertible Notes Payable	485,000		485,000
Note Payable	25,000		25,000
Accrued Interest Notes Payable	39,537		39,537
	555,016		555,016
Stockholders’ Equity
Preferred Stock, No Par Value, 50,000,000 Shares Authorized and 491,000 Shares Issued and Outstanding at September 30, 2000	2,000		2,000
Common Stock, No Par Value, 150,000,000 Shares Authorized, 28,173,641 Issued and Outstanding at September 30, 2000 (including 7,417,995 of 144 Restricted Shares for Organizational Services)	4,894,148		4,894,148
Additional Paid In Capital	88,300		88,300
Accumulated Deficit	<4,565,286>		<4,565,286>
Total Stockholders’ Equity	419,162		419,162
	$ 1,759,753	$ 1,249,343	$ 3,009,096

Golden Phoenix Minerals, Inc.

<A Development Stage Company>

Pro Forma Condensed Statement of Operations

During Development Stage

For the Nine Months ended September 30, 2000

	Historical Statement of Operations	Pro Forma Adjustments	Pro Forma Statement of Operations
Revenues
Property and Claims	$ 36,577	$ 0	$ 36,577
Expenses
Exploration	173,242		173,242
Mining (2)		289,546	289,546
General and Administrative	467,140		467,140
	640,382		929,928
Loss from Operations	<603,805>	<289,546>	<893,351>
Other Income <Expense>
Interest Income	1,592		1,592
Interest Expense (2)	<80,499>	<72,000>	<152,499>
Gain on sale of stock in affiliate
Gain (Loss) on Sale of Fixed Assets
Other Income	3,100		3,100
Other Expense
Rent Income	17,577		17,577
Loss Before Provision for Income Taxes	<662,035>	<361,546>	<1,023,581>

Income Tax

Net Loss (3)	$ <662,035>	$ <361,546>	$<1,023,581>

Basic and Diluted Net Loss Per Common Share	$ <0.03>	$ <0.01>	$ <0.04>
Shares Used in Computing Basic and Diluted Shares	25,928,582	25,928,582	25,928,582

Golden Phoenix Minerals, Inc.

<A Development Stage Company>

Pro Forma Condensed Statement of Operations

During Development Stage

For the Year Ended December 31, 1999

	Historical Statement of Operations	Pro Forma Adjustments	Pro Forma Statement of Operations
Revenues
Joint Venture	$ 1,700	$ 0	$ 1,700
Property and Clams	3,000		3,000
	4,700		4,700
Expenses
Exploration	396,186		396,186
Mining (2)		386,060	386,060
General and Administrative	297,403		297,403
	693,589	386,060	1,079,649
Loss From Operations	<688,889>	<386,060>	<1,074,949>

Other Income <Expense>
Interest Income	100		100
Interest Expense (2)	<54,093>	<96,000>	<150,093>
Gain on Sale of Stock in Affiliate
Gain <Loss> on Sale of Fixed Assets	<1,400>		<1,400>
Other Income	6,513		6,513
Other Expense	<680>		<680>
Rent Income	22,599		22,599
Loss Before Provision for Income Taxes	<715,850>	<482,060>	<1,197,910>
Income Tax Benefit (Expense)
Current
Deferred	3,003		3,003
	3,003		3,003

Net Loss	$ <712,847>	$ <482,060>	$<1,194,907>

Basic and Diluted Net Loss per common Share	$ <0.03>	$ <0.02>	$ <0.06>
Shares Used in Computing Basic and Diluted Shares	21,079,784	21,079,784	21,079,784

GOLDEN PHOENIX MINERALS, INC.

NOTES TO PRO FORMA FINANCIAL STATEMENTS

SEPTEMBER 30, 2000

NOTE 1 – PURCHASE OF MINING EQUIPMENT AND CLAIMS

The pro forma adjustments referenced by (1) relate to recording the purchase of mining equipment and claims, and deposit of funds with utility company as if the transaction had occurred on Septembear 30, 2000, and receipt of $800,000 in exchange for notes payable, and assumption of contract payable to utility company had occurred on that date. Those adjustments also relate to certain capitalized costs not yet paid and represented as accounts payable.

NOTE 2 – PRO FORMA OPERATING STATEMENT ADJUSTMENTS

The pro forma adjustments referenced by (2) relate to the estimated operating statement adjustments to reflect the purchase of the mining equipment and claims as if the transaction had occurred on January 1, 1999. The primary adjustments were to depreciation, which reflects depreciating the equipment on the straight line basis over five to seven years, and to interest, payroll and other known costs of maintaining the property in a pre-operating status. No estimate of anticipated revenue and related operating costs has been made for this presentation.

NOTE 3 – EXTRAORDINARY ITEM EXCLUDED

Net loss referenced by (3) on the Pro Forma Condensed Statement of Operations for the nine months ended September 30, 2000, is calculated without consideration of the extraordinary item included in the historical financial statements for that period, in accordance with instructions for presentation of pro forma financial statements.

(c) Exhibits:

       2.1 Mineral Ridge Mine Sale Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN PHOENIX MINERALS, INC.

(Registrant)

Date: Janurary 19, 2001                          By: /S/ MICHAEL R. FITZSIMONDS

                                                                    Michael R. Fitzsimonds

                                                                    President and Director

                                                                    (Principal Executive and Financial

                                                                     Officer)